SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee


                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

    United States                                             41-0417860
(State of Incorporation)                                   (I.R.S. Employer
                                                         Identification No.)

     U.S. Bank Trust Center
     180 East Fifth Street
     St. Paul, Minnesota                                        55101
(Address of Principal Executive Offices)                      (Zip Code)



                        FIRSTPLUS INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)

         Nevada                                                  75-2596063
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

         3773 Howard Hughes Parkway
         Suite 300N
         Las Vegas, Nevada                                      89109
(Address of Principal Executive Offices)                      (Zip Code)


                               ASSET-BACKED NOTES
                            ASSET-BACKED CERTIFICATES
                       (Title of the Indenture Securities)






                                     GENERAL
                                     -------

1.     General Information  Furnish the following information as to the
       -------------------
       Trustee.

       (a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency
                  Washington, D.C.

       (b)    Whether it is authorized to exercise corporate trust powers.
                  Yes

2.     AFFILIATIONS  WITH  OBLIGOR  AND  UNDERWRITERS  If  the  obligor  or
       ----------------------------------------------
       any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

       See Note following Item 16.

       Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16.    LIST  OF  EXHIBITS  List  below  all  exhibits  filed  as a part  of
       ------------------
       this statement of eligibility and qualification.

      *1.   Copy of Articles of Association.

      *2.   Copy of Certificate of Authority to Commence Business.

      *3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).

      *4.   Copy of existing By-Laws.

       5.   Copy of each Indenture referred to in Item 4. N/A.

       6. The consents of the Trustee required by Section 321(b) of the act.

      *7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.
       _____________
       * Incorporated by reference to Form T-1 filed on August 7, 1997 (File No. 333-56865)




                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors or affiliates, are based upon information furnished to the Trustee by the obligors, While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 21st day of September 21, 1998.

                         U.S. BANK NATIONAL ASSOCIATION


                         /s/ Sheryl A. Christopherson
                         ----------------------------
                          Sheryl A. Christopherson
                          Vice President


/s/ Judith M. Zuzek
-------------------
Judith M. Zuzek
Assistant Secretary






                                    EXHIBIT 6

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  September 21, 1998


                         U.S. BANK NATIONAL ASSOCIATION

                         /s/ Sheryl A. Christopherson
                         -------------------------------
                         Sheryl A. Christopherson
                         Vice President